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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        September 21, 1999
                                                  ------------------------------


                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)


    California                       0-20803                     74-2644120
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 (State or other                  (Commission                 (I.R.S. Employer
  jurisdiction                    File Number)               Identification No.)
of incorporation)


            1122 Capital of Texas Highway South, Austin, Texas 78746
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code       (512) 328-1112
                                                    -----------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS.

        The 7-1/4% Junior Convertible Preferred Stock Due 2007 ("7-1/4% Stock") of IXC Communications, Inc. ("IXC"), the Depositary Shares representing 1/20 of a share of the 6-3/4% Cumulative Convertible Preferred Stock ("6-3/4% Stock") of IXC and the 12-1/2% Series B Junior Exchangeable Preferred Stock Due 2009 ("12-1/2% Stock") of IXC began trading on the New York Stock Exchange September 21, 1999. The symbols for the 7-1/4% Stock, the 6-3/4% Stock and the 12-1/2% Stock are IXK Pr C, IXK Pr A and IXK NA09, respectively.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               IXC Communications, Inc.



Dated: September 24, 1999                      By: /s/ JEFFREY C. SMITH
                                                   -----------------------------
                                                   Jeffrey C. Smith
                                                   Senior Vice President, Chief
                                                   Administrative Officer,
                                                   General Counsel and Secretary


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